Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zongfeng Dai, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of Razor Resources Inc. for the period ended October 31, 2015 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Razor Resources Inc.

Dated: December 13, 2015

/s/Zongfeng Dai

Zongfeng Dai

President, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) Razor Resources Inc.